                                                                       EXHIBIT 1


                            JOINT FILING AGREEMENT


     This Agreement dated as of February 3, 1997 among Intertec Holdings, L.P., a Delaware limited partnership), Intertec Holdings, Inc., a Delaware corporation, Mark R. Hoff, Vance A. Hoff, Perry D. Hoff, Don G. Hoff and Sandra
L. Hoff, Dominic J. LaRosa, William M. Boswell, Robert E. Eriksson, Ronald P. Williams, Michele L. Redmon, Michael L. Flahaven, Alvin A. Hujanen, Michael G. Piff, Ilene F. Zechmann, Jay T. Olson and John D. Hellmann (collectively, the "Reporting Persons").

                              W I T N E S S E T H

     WHEREAS, the Reporting Persons may be required to file a statement, and amendments thereto, containing the information required by Schedule 13D pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), and Rule 13d-1 promulgated thereunder, in connection with the acquisition of shares of common stock of Electronic Hair Styling, Inc., a Delaware corporation; and

     WHEREAS, pursuant to Paragraph (f) of Rule 13d-1, the undersigned desire to satisfy any Schedule 13D filing obligation under Rule 13d-1 by a single joint filing.

     NOW, THEREFORE, in consideration of the foregoing, the undersigned hereto agree as follows:

     1. The undersigned agree that any Statement on Schedule 13D to which this Agreement is attached, and any Amendments to such Statement, are filed on behalf of each one of them.

     2. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered on the date above indicated.


                                            INTERTEC HOLDINGS, L.P.
/s/ DOMINIC J. LAROSA
-----------------------------
Dominic J. LaRosa                           BY: INTERTEC HOLDINGS, INC.

/s/ WILLIAM M. BOSWELL                      /s/ PERRY D. HOFF
-----------------------------               -----------------------------------
William M. Boswell                          Signature

/s/ ROBERT E. ERIKSSON                          PERRY D. HOFF
-----------------------------               -------------------------------
Robert E. Eriksson                          Print Name of Signatory

/s/ RONALD P. WILLIAMS                      INTERTEC HOLDINGS, INC.
-----------------------------
Ronald P. Williams
                                            /s/ PERRY D. HOFF
                                            -----------------------------------
/s/ MICHELE L. REDMON                       Signature
-----------------------------
Michele L. Redmon
                                                PERRY D. HOFF
                                            -----------------------------------
/s/ MICHAEL L. FLAHAVEN                     Print Name of Signatory
-----------------------------
Michael L. Flahaven

/s/ ALVIN A. HUJANEN                        /s/ MARK R. HOFF
-----------------------------               -----------------------------------
Alvin A. Hujanen                            Mark R. Hoff

/s/ MICHAEL G. PIFF                         /s/ VANCE A. HOFF
-----------------------------               -----------------------------------
Michael G. Piff                             Vance A. Hoff

/s/ ILENE F. ZECHMANN                       /s/ PERRY D. HOFF
-----------------------------               -----------------------------------
Ilene F. Zechmann                           Perry D. Hoff

/s/ JAY T. OLSON                            /s/ DON G. HOFF
-----------------------------               -----------------------------------
Jay T. Olson                                Don G. Hoff

/s/ JOHN D. HELLMANN                        /s/ SANDRA L. HOFF
-----------------------------               -----------------------------------
John D. Hellmann                            Sandra L. Hoff

                                      -2-